[GRAPHIC OMITTED]
                                PICTURE OF FLAGS

                                 [LOGO OMITTED]
                                  THE GABELLI
                               GLOBAL MULTIMEDIA
                                   TRUST INC.

FIRST QUARTER REPORT
MARCH 31, 2003

                               [LOGO OMITTED]
                               THE GABELLI
                               GLOBAL MULTIMEDIA
                               TRUST INC.

       Our cover icon represents the underpinnings of Gabelli.
       The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective. The Trust seeks opportunities for long-term growth within the context of two main investment universes: companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, the Trust will invest in companies participating in emerging technological advances in interactive services and products.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      Multimedia stocks took a breather in the first quarter after a strong performance in the fourth quarter of 2002. The Gabelli Global Multimedia Trust (the "Trust") declined 4.69% during the quarter, compared to declines of 4.98% and 6.12% for the Morgan Stanley Capital International All Country ("MSCI AC") World Free Index and Lipper Global Fund Average, respectively. Advertising spending, which had started to improve in the second half of 2002, flattened out as the economy began to sputter due to concern over the impending war with Iraq. A delay in Federal Communications Commission ("FCC") rule changes impacting the broadcasting and newspaper publishing sectors may also have disappointed investors.

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PICTURE OF MARIO GABELLI

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THE GABELLI
GLOBAL  MULTIMEDIA
TRUST  INC.

COMPARATIVE RESULTS
------------------------------------------------------------------------------------------------------
                               AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2003 (A)
                               -------------------------------------------------
                                                           SINCE
                                            QUARTER    INCEPTION (B)   5 YEAR      3 YEAR      1 YEAR
                                            -------    -------------   ------      ------      ------
  Gabelli Global Multimedia Trust:
    NAV Return (c) ........................ (4.69)%        8.25%       (0.01)%    (24.68)%    (29.51)%
    Investment Return (d) ................. (3.91)%        5.63%       (0.57)%    (24.56)%    (31.67)%

  MSCI AC World Free Index ................ (4.98)%        3.62%       (5.42)%    (18.03)%    (23.84)%
  Nasdaq Composite Index ..................  0.42%         6.92%       (6.08)%    (33.56)%    (27.32)%
  Lipper Global Fund Average .............. (6.12)%        3.63%       (4.90)%    (17.84)%    (24.99)%

 (a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. The Morgan Stanley Capital International (MSCI) All Country (AC) World Free and Nasdaq Composite Indices are unmanaged indicators of stock market performance, while the Lipper Average reflects the average performance of open-end mutual funds classified in this particular category.  Dividends  are  considered  reinvested  except  for  the  Nasdaq
     Composite Index. Performance for periods less than one year is not annualized.
 (b) From commencement of investment operations on November 15, 1994.
 (c) Total returns and average annual returns reflect changes in net asset value
     (NAV), reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, and are net of expenses. Since inception return based on initial net asset value of $7.50.
 (d) Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions and adjustments for rights offerings. Since inception return based on initial offering price of $7.50.
--------------------------------------------------------------------------------

6.00% SERIES B CUMULATIVE PREFERRED STOCK / SERIES C AUCTION RATE CUMULATIVE PREFERRED STOCK

      As authorized by the Board of Directors, the Trust redeemed the remaining 75% (926,025 Shares) of its outstanding 7.92% Cumulative Preferred Stock in conjunction with the issuance of two new series of Preferred Stock. The 7.92% Preferred Stock was redeemed on April 2, 2003 at a redemption price of $25.033 per Preferred Share, which consists of $25.00 per share of Preferred Stock (the liquidation value), plus accumulated and unpaid dividends through the redemption date of $0.033 per share of Preferred Stock. The new preferred issuance consists of

$25 million of 6.00% Series B Cumulative Preferred Stock and $25 million of Series C Auction Rate Cumulative Preferred Stock. The proceeds raised will be used for investment purposes.

      The 6.00% Series B Preferred Shares are rated "Aaa" by Moody's Investors Service, Inc. and trade on the New York Stock Exchange under the symbol "GGT Pr B". The 6.00% Series B Preferred Shares are perpetual, non-callable for five years and were issued at $25 per share. Distributions will be paid quarterly beginning on June 26, 2003. The Series C Auction Rate Preferred Shares are rated "Aaa" by Moody's Investors Service, Inc. and "AAA" by Fitch, Inc. The Series C Preferred Shares are perpetual and generally are callable at any time without premium. The initial dividend rate for the Series C Preferred Shares was 1.30% for the period ending April 8, 2003. The dividend rates for subsequent periods will be determined by an auction process. The Series C Auction Rate Preferred Shares do not trade on an exchange.

      It should be noted that the Investment Adviser will not receive a management fee on the incremental assets raised unless the total return of the Trust to common shareholders during any year exceeds the dividend rate of the preferred stock, including the costs of any interest rate swap agreement the Trust may enter into to protect against short-term interest rate increases.

GLOBAL ALLOCATION

      The accompanying chart presents the Multimedia Trust's holdings by geographic region as of March 31, 2003. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Trust's future portfolio.
                                [GRAPHIC OMITTED]
                               PLOT POINTS FOLLOW:
                     HOLDINGS BY GEOGRAPHIC REGION - 3/31/03

                       UNITED STATES                  75.3%
                       EUROPE                         10.6%
                       ASIA/PACIFIC                    4.1%
                       LATIN AMERICA                   4.1%
                       CANADA                          2.9%

EQUITY MIX

      The Multimedia Trust's investment premise falls within the context of two main investment themes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications and commerce-related services such as basic voice, data and the Internet.

      The accompanying chart depicts the equity mix of the copyright/creativity and distribution companies in the Trust's portfolio as of March 31, 2003.

                                [GRAPHIC OMITTED]
                               PLOT POINTS FOLLOW:
                      HOLDINGS BY CLASSIFICATION - 3/31/03

                     DISTRIBUTION                     56.1%
                     COPYRIGHT/CREATIVITY             43.9%

COMMENTARY

TREADING WATER

      As we have frequently pointed out, advertising-supported media is an economically sensitive business; during the good times it is viewed as a necessity and during the bad times as an unnecessary expense. So, it is no surprise that as the economic recovery stalled in the first quarter, ad revenues for media companies also flattened.

      The war on Iraq has further clouded the short-term economic outlook, causing corporate decision-makers to wait for more economic visibility before investing significantly in their businesses. Now that U.S. coalition forces have recently achieved their objective of regime change in Iraq, we believe corporate managers will regain enough confidence to start spending again and advertising revenues will trend higher. Even if the economy remains flat, broadcasters and newspaper ad sales should get a boost from the Olympics and the 2004 elections.

      Despite their strong fourth quarter, multimedia stock valuations are still depressed relative to normalized earnings potential and asset values. Some of the most dominant multimedia franchises in the world, including Viacom, News Corp., and much-beleaguered AOL Time Warner are trading at what we believe will prove to be opportunistic prices.

THE FCC: READY TO ACT?

      As we prepare this letter, we are still waiting on FCC rule changes on major regulatory issues impacting broadcasters and newspaper publishers. We believe the FCC will bow to pressure from the courts by raising the cap on a single broadcast company's national "footprint" from 35% to 50% of total households and allow duopolies (the ownership of two TV stations) in smaller markets. This should reinvigorate takeover activity as the bigger fish stalk smaller competitors such as Liberty Corp. and Young Broadcasting. We believe new FCC rules will also permit media companies to own a newspaper and television station in the same market. This should also lead to further merger and acquisition activity as media companies seek economies of scale by consolidating their television and newspaper publishing operations in franchise's markets.

LIBERTY MEDIA CORP.

      Liberty Media's Chairman John Malone was a pioneer in the cable television business, building TCI into the largest cable system in America, before selling it to Time Warner and enriching his shareholders. He then built Liberty Media, a unique collection of wholly and partly owned public and private cable television network properties. Malone has been sitting on a pile of cash for several years looking to do deals in media and telecommunications. He has made some bad investments in telecom, but he still has a lot of financial ammunition to do some interesting things in the media area. He could team up with Barry Diller, Chairman and CEO of USA Interactive, to go after Vivendi or try to merge QVC and Home Shopping Network. Along with a partner, he could also put a deal together for NBC. Changes in FCC regulations are going to make it easier for Malone to do deals and he has a proven track record of building shareholder value. We think Liberty Media stock is cheap and also that it offers investors an active index fund in the media/entertainment industry.

INVESTMENT SCORECARD

      Telecommunications investments such as Time Warner Telecom, Telecom Argentina, American Tower Systems and Britain's Cable & Wireless posted solid gains during the first quarter. Other top holdings that performed well included Echostar, GTECH Holdings and USA Interactive. Small group broadcast holdings were mixed, with Granite Broadcasting, Liberty Corp. and Paxson Communications gaining and Young Broadcasting, Gray Television and Sinclair Broadcast Group declining.

      Our investments in Regional Bell Operating Company SBC Communications and leading independent telco Sprint disappointed. Newspaper publishers Belo, Knight Ritter, McClatchy and Meredith Corp. also declined.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

AOL TIME WARNER INC. (AOL - $10.86 - NYSE) is the global leader in media and entertainment, with interests in Internet access, filmed entertainment, television production and broadcasting, recorded music, cable television programming, magazine and book publishing, direct marketing and cable television systems. AOL Time Warner controls a host of powerful brands, such as America Online, Warner Brothers, CNN, HBO, Cinemax, and the Time magazine family.

BELO CORP. (BLC - $20.26 - NYSE), headquartered in Dallas, is a diversified media company with operations throughout the U.S. The company is the twelfth largest television broadcaster in the U.S. with nineteen television stations, reaching 15% of U.S. households. Belo also owns four daily newspapers, including THE DALLAS MORNING NEWS with daily circulation of over 500,000. Additionally, the company has local Internet sites and regional cable news networks. Belo is geographically focused in three clusters: Texas, the Southwest, and the Northwest.

COMCAST CORP. (CMCSA - $28.59 - NASDAQ; CMCSK - $27.49 - NASDAQ), run by the Roberts family, is the largest cable operator in the U.S., controlling 21.5 million subscribers or almost 1 in 4 U.S. multichannel homes. The company also controls home shopping giant QVC and a number of cable networks, including E!, Outdoor Life, The Golf Channel, G4 and several regional sports networks.

GAYLORD ENTERTAINMENT CO. (GET - $17.95 - NYSE) is a diversified company operating principally in two segments: hospitality and media. The company's hospitality group consists of an interrelated group of businesses including the Opryland Hotel Nashville, the Inn at Opryland, the General Jackson (an entertainment showboat), and other related assets. The media group consists primarily of the Grand Ole Opry, the Ryman Auditorium, the Wildhorse Saloon, and three Nashville radio stations. Gaylord's management team is focusing on unlocking shareholder value. They have recently opened a new hotel, the Gaylord Palms, in Orlando, FL and are constructing a third in Grapevine, TX. The company recently announced the sale of two of its Nashville radio stations for $65 million in cash.

GRUPO TELEVISA SA (TV - $25.15 - NYSE), headquartered in Mexico, is Latin America's dominant Spanish language media and broadcast company. The company has interests in television production and broadcasting, programming for pay television, direct-to-home ("DTH") satellite services, publishing and publishing distribution, cable television, radio broadcasting and production. The company also produces thousands of hours of television programming annually which it exports to over 21 countries including the United States. This large and expanding program library is exclusively available for U.S. distribution by Univision Communications (UVN - $24.51 - NYSE), a Spanish-language television broadcaster in the United States in which Televisa has as a 15% fully diluted equity stake.

KNIGHT RIDDER INC. (KRI - $58.50 - NYSE), headquartered in San Jose, California, is the country's second largest newspaper publisher. The company publishes 32 daily newspapers in 28 markets throughout the United States with circulation of
3.9 million daily and 5.3 million on Sundays. Knight Ridder is the only pure play newspaper company with such a high concentration of papers in major metropolitan markets including Philadelphia, San Jose, Fort Worth, Detroit, and Miami. Prominent publications include THE PHILADELPHIA INQUIRER, THE MIAMI HERALD, and THE MERCURY NEWS in San Jose.

LIBERTY CORP. (LC - $43.60 - NYSE) is a television broadcasting company headquartered in Greenville, S.C. Liberty's Cosmos Broadcasting owns and operates fifteen network affiliated television stations mainly in the Southeast and Midwest. Eight stations are affiliated with NBC, five with ABC and two with CBS. These stations serve more than four million households and include three stations that were purchased in December 2000 from Civic Communications for $204 million. In November 2000, Liberty completed the sale of its insurance operations to Royal Bank of Canada for $648 million. The company is now debt-free and focused on its broadcasting operations.

TELEFONICA SA (TEF - $28.05 - NYSE), the dominant telecommunications and ex-monopolist operator in Spain, continues to make progress towards its long-term strategy of becoming the dominant communications service provider to the Spanish and Portuguese speaking world. Worldwide, it has more than 34 million mobile phone subscribers and operates about 45 million fixed lines. In Spain, it has 18 million mobile phone subscribers and about 21 million fixed lines. It owns and operates telecommunications operations through its international unit and its wireless unit (Telefonica Moviles). It is the largest shareholder in the Terra Lycos Internet portal and provides pay-TV service to about 1 million subscribers.

USA INTERACTIVE INC. (USAI - $26.79 - NASDAQ), run by media entrepreneur Barry Diller, engages in diversified electronic commerce businesses that include the Home Shopping Network, Ticketmaster and various travel related businesses, including Expedia Inc. (EXPE - $51.66 - Nasdaq) and Hotels.com (ROOM - $57.67 - Nasdaq). USAI recently announced two stock swaps to purchase the minority public stakes in both Expedia and Hotels.com for $3.3 billion and $1.1 billion, respectively.

VIVENDI UNIVERSAL (V - $13.40 - NYSE) owns wireless and wireline communications companies, European cable and satellite assets, Seagram's former Universal Film, Music, and Entertainment divisions and a varied assortment of interactive investments. The firm appointed Jene-Rene Fourtou as replacement for ousted CEO Jean-Marie Messier last summer. Mr. Fourtou is known as a restructuring artist and comes from the drug firm Aventis. Under his leadership, Vivendi has liquidated significant non-core assets, refinanced its debt and repaired its balance sheet.

STOCK REPURCHASE PLAN

      The Trust is authorized to repurchase up to 1,000,000 shares of the Trust's outstanding shares. Pursuant to this stock repurchase plan, the Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through March 31, 2003, 790,533 shares have been repurchased in the open market under this stock repurchase plan.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        MAY                 JUNE              JULY
                        ---                 ----              ----
      1st Tuesday       Howard Ward         Howard Ward       Howard Ward
      1st Wednesday     Henry Van der Eb    Susan Byrne       Caesar Bryan
      2nd Wednesday     Caesar Bryan        Walter Walsh      Charles Minter & Martin Weiner
      3rd Wednesday     Elizabeth Lilly     Ivan Arteaga      Hartswell Woodson
      4th Wednesday     Barbara Marcin      Barbara Marcin    Ivan Arteaga
      5th Wednesday                                           Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Despite the adverse environment for advertising spending, the delay in FCC rule changes, and little merger and acquisition activity, media stocks held up relatively well in the first quarter of 2003. We may have to wait until there is evidence the economy is regaining momentum before advertising spending increases significantly. However, we expect sweeping FCC regulatory changes later this spring to spawn increased merger and acquisition activity in media sectors in the year ahead. In general, we believe multimedia stocks are good fundamental bargains that will attract favorable attention as another round of industry consolidation begins and the economy gains some traction later this year.

                                  Sincerely,

                                  /S/ MARIO J. GABELLI

                                  MARIO J. GABELLI, CFA
                                  Portfolio Manager and Chief Investment Officer

May 5, 2003

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                 MARCH 31, 2003
                                 --------------

        AOL Time Warner Inc.                         Knight Ridder Inc.
        Belo Corp.                                   Liberty Corp.
        Comcast Corp.                                Telefonica SA
        Gaylord Entertainment Co.                    USA Interactive Inc.
        Grupo Televisa SA                            Vivendi Universal
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                           MARCH 31, 2003 (UNAUDITED)

                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------
               COMMON STOCKS -- 94.2%
               COPYRIGHT/CREATIVITY COMPANIES -- 41.3%
               BUSINESS SERVICES: ADVERTISING -- 0.5%
       8,000   Donnelley (R.H.) Corp.+ ........$    237,440
      20,000   Harte-Hanks Inc. ...............     382,000
       4,200   Havas SA .......................      11,091
       2,000   Publicis Groupe ................      33,958
                                               ------------
                                                    664,489
                                               ------------
               COMPUTER SOFTWARE AND SERVICES -- 2.1%
       1,500   Activision Inc.+ ...............      21,675
      10,000   America Online Latin
                 America Inc.,
                 Cl. A+ .......................       4,100
       3,000   Atlus Co. Ltd.+ ................      13,459
       8,000   Block (H&R) Inc. ...............     341,520
       9,473   CNET Networks Inc.+ ............      23,777
       3,230   EarthLink Inc.+ ................      18,573
         500   Electronic Arts Inc.+ ..........      29,320
      40,000   EMC Corp.+ .....................     289,200
      10,000   Jupitermedia Corp.+ ............      30,000
      66,000   Microsoft Corp. ................   1,597,860
       2,000   Mobius Management
                 Systems Inc.+ ................       5,960
       1,000   Pixar Inc.+ ....................      54,080
      12,000   Yahoo! Inc.+ ...................     288,240
                                               ------------
                                                  2,717,764
                                               ------------
               CONSUMER PRODUCTS -- 0.4%
       6,000   Department 56 Inc.+ ............      58,920
         100   eBay Inc.+ .....................       8,529
      20,000   Mattel Inc. ....................     450,000
                                               ------------
                                                    517,449
                                               ------------
               ELECTRONICS -- 0.6%
      46,165   Agere Systems Inc., Cl. B+ .....      69,248
       6,000   Intel Corp. ....................      97,680
      60,000   Oak Technology Inc.+ ...........     211,800
       3,570   Royal Philips Electronics
                 NV, ADR ......................      55,656
      10,000   Sony Corp., ADR ................     351,300
                                               ------------
                                                    785,684
                                               ------------
               ENTERTAINMENT -- 14.1%
      65,000   AOL Time Warner Inc.+ ..........     705,900
      60,000   Canal Plus, ADR ................      56,832
      25,000   Crown Media Holdings Inc.,
                 Cl. A+ .......................      68,750
      21,622   EMI Group plc ..................      30,503
      30,000   EMI Group plc, ADR .............      84,645
      32,000   Fox Entertainment Group
                 Inc., Cl. A+ .................     853,440
     200,000   Gemstar-TV Guide
                 International Inc.+ ..........     733,800
      70,000   GMM Grammy Public Co. Ltd. .....      35,257
       5,282   Granada plc ....................       4,759
         481   Henley Lp+ .....................      14,218
     707,590   Liberty Media Corp., Cl. A+ ....   6,884,851

                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------

     100,000   Shaw Brothers (Hong Kong) Ltd. .$     95,520
      70,000   Six Flags Inc.+ ................     392,000
      70,000   SMG plc ........................      67,494
      85,000   The Walt Disney Co. ............   1,446,700
     141,000   Viacom Inc., Cl. A+ ............   5,146,500
      25,000   Vivendi Universal SA ...........     332,271
      75,000   Vivendi Universal SA, ADR ......   1,005,000
       4,000   World Wrestling
                 Entertainment Inc.+ ..........      30,640
                                               ------------
                                                 17,989,080
                                               ------------
               HOTELS AND GAMING -- 6.0%
       8,000   Aztar Corp.+ ...................     107,440
       6,000   Churchill Downs Inc. ...........     204,000
     199,500   Gaylord Entertainment Co.+ .....   3,581,025
      18,000   GTECH Holdings Corp.+ ..........     587,880
     740,000   Hilton Group plc ...............   1,611,237
      51,000   Magna Entertainment
                 Corp., Cl. A+ ................     219,810
      33,000   MGM Mirage+ ....................     965,250
      10,000   Park Place
                 Entertainment Corp.+ .........      71,200
      10,000   Starwood Hotels & Resorts
                 Worldwide Inc. ...............     237,900
                                               ------------
                                                  7,585,742
                                               ------------
               PUBLISHING -- 17.6%
      20,000   Arnoldo Mondadori Editore SpA ..     127,671
     100,000   Belo Corp., Cl. A ..............   2,026,000
       1,000   Dow Jones & Co. Inc. ...........      35,440
      20,000   EMAP plc .......................     227,614
      18,000   Gannett Co. Inc. ...............   1,267,740
       2,833   Golden Books Family
                 Entertainment Inc.+ ..........           5
       2,000   Hollinger International Inc. ...      15,800
     114,000   Independent News & Media plc ...     167,936
      15,000   Journal Register Co.+ ..........     228,900
      15,000   Knight-Ridder Inc. .............     877,500
      55,000   Lee Enterprises Inc. ...........   1,733,600
      19,000   McClatchy Co., Cl. A ...........   1,018,210
      16,000   McGraw-Hill Companies Inc. .....     889,440
      22,000   Media General Inc., Cl. A ......   1,083,280
      27,000   Meredith Corp. .................   1,030,860
     100,000   Nation Multimedia Group+ .......      29,381
     100,000   New Straits Times
                 Press Berhad+ ................      94,210
      20,000   News Corp. Ltd., ADR ...........     518,000
     150,000   Oriental Press Group Ltd. ......      25,963
      92,000   Penton Media Inc.+ .............      50,600
      10,000   Playboy Enterprises
                 Inc., Cl. A+ .................      80,000
      97,400   Post Publishing Co. Ltd. .......      72,678
     170,000   PRIMEDIA Inc.+ .................     416,500
      47,000   Pulitzer Inc. ..................   2,047,790
      73,200   Reader's Digest
                 Association Inc. .............     747,372
       1,000   Scholastic Corp.+ ..............      26,900
     251,520   SCMP Group Ltd. ................      91,102

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)

                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------
               COMMON STOCKS (CONTINUED)
               COPYRIGHT/CREATIVITY COMPANIES (CONTINUED)
               PUBLISHING (CONTINUED)
      33,000   Scripps (E.W.) Co., Cl. A ......$  2,499,420
      54,452   Singapore Press Holdings Ltd. ..     549,101
         300   SPIR Communication .............      22,392
      15,000   Telegraaf Holdingsmij - CVA ....     222,605
      48,000   Thomas Nelson Inc.+ ............     408,480
      84,000   Tribune Co. ....................   3,780,840
      15,000   United Business Media plc, ADR .      49,650
         800   Wiley (John) & Sons
                 Inc., Cl. B ..................      18,120
       4,000   Wolters Kluwer NV ..............      44,958
                                               ------------
                                                 22,526,058
                                               ------------
               TOTAL COPYRIGHT/CREATIVITY
                 COMPANIES ....................  52,786,266
                                               ------------
               DISTRIBUTION COMPANIES -- 52.9%
               BROADCASTING -- 15.8%
         430   Asahi Broadcasting Corp. .......      14,723
          10   Asahi National
                 Broadcasting Co., Ltd. .......      11,975
      18,000   CanWest Global Communications
                 Corp.+ .......................      72,540
      18,000   CanWest Global Communications
                 Corp., Sub-Voting+ ...........      74,524
       2,000   Carlton Communications
                 plc, ADR .....................      14,400
       2,300   Chubu-Nippon Broadcasting
                 Co., Ltd. ....................      14,528
      27,000   Clear Channel
                 Communications Inc.+ .........     915,840
       8,333   Corus Entertainment
                 Inc., Cl. B+ .................     113,302
       9,000   Cox Radio Inc., Cl. A+ .........     185,940
       1,000   Emmis Communications
                 Corp., Cl. A+ ................      16,880
      28,520   Fisher Communications Inc. .....   1,273,418
           4   Fuji Television Network Inc. ...      12,414
      67,500   Granite Broadcasting Corp.+ ....     106,650
     100,000   Gray Television Inc. ...........     900,000
      13,125   Gray Television Inc., Cl. A ....     139,125
      10,000   Grupo Radio Centro,
                 SA de CV, ADR+ ...............      24,600
     155,000   Grupo Televisa SA, ADR+ ........   3,898,250
      34,000   Hearst-Argyle Television Inc.+ .     703,460
       4,550   Lagardere S.C.A. ...............     155,900
     151,000   Liberty Corp. ..................   6,583,600
      20,000   LIN TV Corp., Cl. A+ ...........     410,200
       4,000   Metropole TV M6 SA .............      73,765
         600   Nippon Broadcasting
                 System Inc. ..................      13,813
       3,000   Nippon Television
                 Network Corp. ................     308,905
       4,650   NRJ Group ......................      57,134
       1,000   NTN Communications Inc.+ .......       1,740
      70,000   Paxson Communications Corp.+ ...     152,600
         500   Radio One Inc., Cl. A+ .........       6,620
       1,000   Radio One Inc., Cl. D+ .........      13,240
       1,500   RTL Group (Brussels) ...........      52,705
       3,500   RTL Group (New York) ...........     120,305

                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------

       1,906   SAGA Communications
                 Inc., Cl. A+ .................$     32,974
      80,000   Salem Communications
                 Corp., Cl. A+ ................   1,304,000
       2,000   SBS Broadcasting SA+ ...........      28,300
      30,000   Sinclair Broadcast
                 Group Inc., Cl. A+ ...........     235,800
      43,000   Sistem Televisyen
                 Malaysia Berhad+ .............       3,112
      25,000   Societe Television Francaise 1 .     569,608
       3,000   Spanish Broadcasting System Inc.,
                 Cl. A+ .......................      18,420
      50,000   Television Broadcasts Ltd. .....     153,216
      50,000   Tokyo Broadcasting System Inc. .     598,330
      15,000   TV Azteca, SA de C.V. ..........      70,200
      25,000   Ulster Television plc ..........      96,420
      51,000   Young Broadcasting
                 Inc., Cl. A+ .................     623,730
                                               ------------
                                                 20,177,206
                                               ------------
               BUSINESS SERVICES -- 0.7%
      15,000   Carlisle Holdings Ltd.+ ........      44,850
      48,000   Cendant Corp.+ .................     609,600
         500   CheckFree Corp.+ ...............      11,240
       1,000   Convergys Corp.+ ...............      13,200
         500   Dun and Bradstreet Corp.+ ......      19,125
       8,000   Interactive Data Corp.+ ........     112,080
       1,000   Moody's Corp. ..................      46,230
       3,000   Princeton Video Image Inc.+ ....         450
         100   SYNAVANT Inc.+ .................         160
       2,500   Traffix Inc.+ ..................       7,500
                                               ------------
                                                    864,435
                                               ------------
               CABLE -- 4.7%
       6,000   Austar United
                 Communications Ltd.+ .........         634
     210,000   Cablevision Systems
                 Corp., Cl. A+ ................   3,987,900
      60,000   Charter Communications
                 Inc., Cl. A+ .................      49,800
      37,350   Comcast Corp., Cl. A+ ..........   1,067,837
       7,000   Comcast Corp., Cl. A, Special+ .     192,430
      12,000   Mediacom Communications Corp.+ .     105,600
      39,000   Shaw Communications
                 Inc., Cl. B ..................     409,636
      11,000   Shaw Communications Inc., Cl. B,
                 Non-Voting ...................     115,610
      22,680   Telewest Communications plc+ ...         735
       1,225   Telewest Communications
                 plc, ADR+ ....................       8,881
      50,000   UnitedGlobalCom Inc., Cl. A+ ...     152,500
                                               ------------
                                                  6,091,563
                                               ------------
               CONSUMER SERVICES -- 2.4%
       4,000   Bowlin Travel Centers Inc.+ ....       6,720
       1,000   Hotels.com, Cl. A+ .............      57,675
       1,000   Martha Stewart Living Omnimedia
                 Inc., Cl. A+ .................       8,210
       4,000   TiVo Inc.+ .....................      20,480
     110,000   USA Interactive Inc.+ ..........   2,946,900
                                               ------------
                                                  3,039,985
                                               ------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)

                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------

               COMMON STOCKS (CONTINUED)
               DISTRIBUTION COMPANIES (CONTINUED)
               DIVERSIFIED INDUSTRIAL -- 0.1%
       2,000   General Electric Co. ...........$     51,000
       7,700   Hutchison Whampoa Ltd. .........      41,958
                                               ------------
                                                     92,958
                                               ------------
               ENERGY AND UTILITIES -- 0.4%
      45,000   El Paso Electric Co.+ ..........     486,000
                                               ------------
               ENTERTAINMENT: DISTRIBUTION -- 1.2%
       6,000   AMC Entertainment Inc.+ ........      52,020
       6,000   Blockbuster Inc., Cl. A ........     102,600
       3,150   British Sky Broadcasting Group plc,
                 ADR+ .........................     124,583
     100,000   GC Companies Inc.+ .............      18,000
      90,710   Metro-Goldwyn-Mayer Inc.+ ......     952,455
      17,000   Regal Entertainment
                 Group, Cl. A .................     305,150
         200   Sunland Entertainment
                 Co. Inc.+ ....................         155
                                               ------------
                                                  1,554,963
                                               ------------
               EQUIPMENT -- 1.5%
      34,000   Allen Telecom Inc.+ ............     331,500
       1,000   Amphenol Corp., Cl. A+ .........      40,750
         416   Avaya Inc.+ ....................         849
       2,000   CommScope Inc.+ ................      15,000
      90,000   Corning Inc.+ ..................     525,600
       1,000   Furukawa Electric Co. Ltd. .....       2,083
       3,000   L-3 Communications
                 Holdings Inc.+ ...............     120,510
      80,000   Lucent Technologies Inc.+ ......     117,600
      45,000   Motorola Inc. ..................     371,700
      25,000   Nortel Networks Corp.+ .........      52,000
       6,000   Qualcomm Inc. ..................     216,360
       6,000   Scientific-Atlanta Inc. ........      82,440
                                               ------------
                                                  1,876,392
                                               ------------
               FOOD AND BEVERAGE -- 0.2%
      50,000   Allied Domecq plc ..............     238,283
       5,282   Compass Group plc ..............      22,563
                                               ------------
                                                    260,846
                                               ------------
               SATELLITE -- 2.2%
         300   Asia Satellite Telecommunications
                 Holdings Ltd., ADR ...........       3,840
      28,000   EchoStar Communications Corp.,
                 Cl. A+ .......................     808,640
     100,000   General Motors Corp., Cl. H+ ...   1,120,000
       5,000   Liberty Satellite & Technology Inc.,
                 Cl. A+ .......................      10,950
      14,000   Lockheed Martin Corp. ..........     665,700
      30,008   Loral Space &
                 Communications Ltd.+ .........       9,903
      10,000   PanAmSat Corp.+ ................     141,200

                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------

       4,500   Pegasus Communications
                 Corp.+ .......................$     57,870
       6,000   PT Indosat Tbk, ADR ............      52,800
          30   Sky Perfect
                 Communications Inc.+ .........      17,330
                                               ------------
                                                  2,888,233
                                               ------------
               TELECOMMUNICATIONS: LOCAL -- 6.7%
       4,266   Aliant Inc. ....................      81,205
       3,000   Allegiance Telecom Inc.+ .......         900
       7,000   ALLTEL Corp. ...................     313,320
       4,557   ATX Communications Inc.+ .......       2,028
       4,000   Brasil Telecom Participacoes
                 SA, ADR ......................     111,800
     100,000   Broadwing Inc.+ ................     400,000
      47,000   CenturyTel Inc. ................   1,297,200
       2,000   Choice One
                 Communications Inc.+ .........         680
      93,000   Citizens Communications Co.+ ...     928,140
      24,434   Commonwealth Telephone
                 Enterprises Inc.+ ............     948,528
      24,400   Commonwealth Telephone
                 Enterprises Inc., Cl. B+ .....     955,992
       3,000   Metromedia International
                 Group Inc.+ (d) ..............          45
      10,000   RCN Corp.+ .....................       7,200
       9,655   Rogers Communications
                 Inc., Cl. B+ .................     102,724
     120,345   Rogers Communications Inc.,
                 Cl. B, ADR+ ..................   1,282,878
       6,000   SBC Communications Inc. ........     120,360
      18,432   Tele Norte Leste Participacoes
                 SA, ADR ......................     152,064
      10,000   Telecom Argentina Stet France
                 Telecom SA, ADR+ .............      37,400
      18,172   TeliaSonera AB .................      52,079
       4,000   Time Warner Telecom Inc.,
                 Cl. A+ .......................      12,960
       3,000   USN Communications Inc.+ (d) ...           3
      50,000   Verizon Communications Inc. ....   1,767,500
                                               ------------
                                                  8,575,006
                                               ------------
               TELECOMMUNICATIONS: LONG DISTANCE -- 1.6%
      22,000   AT&T Corp. .....................     356,400
      10,000   BT Group plc, ADR ..............     254,400
       5,000   Embratel Participacoes
                 SA, ADR+ .....................       5,050
      13,000   Global Crossing Ltd.+ ..........         260
     285,646   Qwest Communications
                 International Inc.+ ..........     996,904
       6,000   Rostelecom, ADR ................      47,760
      30,000   Sprint Corp. - FON Group .......     352,500
       1,000   Startec Global
                 Communications Corp.+ ........          15
       1,666   Talk America Holdings Inc.+ ....      12,077
      60,000   WorldCom Inc. - MCI Group+ .....       8,100
                                               ------------
                                                  2,033,466
                                               ------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)

                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------

               COMMON STOCKS (CONTINUED)
               DISTRIBUTION COMPANIES (CONTINUED)
               TELECOMMUNICATIONS: NATIONAL -- 6.8%
      42,000   BCE Inc. .......................$    769,440
      45,203   Cable & Wireless plc, ADR ......     149,622
      30,000   Compania de Telecomunicaciones de
                 Chile SA, ADR ................     282,600
     172,000   Deutsche Telekom AG, ADR .......   1,895,440
      30,000   Elisa Communications
                 Oyj, Cl. A+ ..................     186,595
       3,000   France Telecom SA, ADR .........      68,430
       1,305   Hellenic Telecommunications
                 Organization SA ..............      11,962
         174   Japan Telecom Holdings
                 Co. Ltd. .....................     471,024
         500   Magyar Tavkozlesi Rt, ADR ......       8,390
          20   Nippon Telegraph &
                 Telephone Corp. ..............      67,971
      35,000   Philippine Long Distance
                 Telephone Co., ADR+ ..........     201,950
       4,320   PT Telekomunikasi
                 Indonesia, ADR ...............      35,165
      48,000   Swisscom AG, ADR ...............   1,463,520
       2,000   Telecom Corp. of New Zealand
                 Ltd., ADR ....................      39,300
      60,772   Telefonica SA, ADR+ ............   1,704,644
      19,000   Telefonos de Mexico SA de CV,
                 Cl. L, ADR ...................     564,680
       2,400   Telstra Corp. Ltd., ADR ........      29,568
      45,000   TELUS Corp. ....................     504,473
      21,000   TELUS Corp., Non-Voting ........     223,286
                                               ------------
                                                  8,678,060
                                               ------------
               WIRELESS COMMUNICATIONS -- 8.6%
      35,000   America Movil SA de CV,
                 Cl. L, ADR ...................     467,950
      11,450   American Tower Corp., Cl. A+ ...      63,204
      65,747   AT&T Wireless Services Inc.+ ...     433,930
      24,000   Jasmine International
                 Public Co. Ltd.+ .............       2,574
      80,000   Leap Wireless
                 International Inc.+ ..........      10,800
      29,600   mm02 plc, ADR+ .................     208,088
     105,000   Nextel Communications
                 Inc., Cl. A+ .................   1,405,950
         500   NTT DoCoMo Inc. ................     931,861
      30,000   Price Communications Corp.+ ....     358,800
     105,600   Rogers Wireless Communications
                 Inc., Cl. B+ .................   1,129,920
      10,800   Rural Cellular Corp., Cl. A+ ...       9,720
      37,000   SK Telecom Co. Ltd., ADR .......     503,940
      25,000   Sprint Corp. - PCS Group+ ......     109,000
       1,650   Tele Celular Sul Participacoes
                 SA, ADR ......................      11,715
       5,500   Tele Centro Oeste Celular
                 Participacoes SA, ADR ........      26,070
         330   Tele Leste Celular Participacoes
                 SA, ADR ......................       2,063

                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------

         825   Tele Nordeste Celular Participacoes
                 SA, ADR ......................$     11,715
         330   Tele Norte Celular Participacoes
                 SA, ADR+ .....................       1,630
     380,000   Telecom Italia Mobile SpA ......   1,550,817
         825   Telemig Celular Participacoes
                 SA, ADR ......................      14,273
      75,000   Telephone & Data Systems Inc. ..   3,068,250
       6,600   Telesp Celular
                 Participacoes SA, ADR+ .......      21,384
      15,000   Total Access
                 Communications plc+ ..........       7,650
       2,000   United States Cellular Corp.+ ..      47,220
       6,000   Vimpel-Communications, ADR+ ....     207,000
      12,650   Vodafone Group plc, ADR ........     230,483
      20,000   Western Wireless Corp., Cl. A+ .     112,400
                                               ------------
                                                 10,948,407
                                               ------------
               TOTAL DISTRIBUTION
                 COMPANIES ....................  67,567,520
                                               ------------
               TOTAL COMMON STOCKS ............ 120,353,786
                                               ------------
               PREFERRED STOCKS -- 5.4%
               BROADCASTING -- 1.4%
       1,063   Granite Broadcasting Corp.,
                 12.750% Pfd.+ ................     696,265
         100   Gray Television Inc.,
                 8.000% Cv. Pfd.,
                 Ser. C (c)(d) ................   1,020,000
                                               ------------
                                                  1,716,265
                                               ------------
               BUSINESS SERVICES -- 0.8%
      10,000   Interep National Radio Sales Inc.,
                 4.000% Cv. Pfd.,
                 Ser. A+ (c)(d) ...............   1,020,000
                                               ------------
               PUBLISHING -- 1.7%
     103,000   News Corp. Ltd., Pfd., ADR .....   2,203,170
                                               ------------
               TELECOMMUNICATIONS: LOCAL -- 1.5%
      40,000   Citizens Communications Co.,
                 5.000% Cv. Pfd. ..............   1,920,000
                                               ------------
               TOTAL PREFERRED STOCKS .........   6,859,435
                                               ------------
     PRINCIPAL
      AMOUNT
     ---------
               CORPORATE BONDS -- 0.4%
               BUSINESS SERVICES -- 0.2%
  $   50,000   BBN Corp., Sub. Deb. Cv.,
                 6.000%, 04/01/12+ (a)(d) .....           0
     300,000   Trans-Lux Corp., Sub. Deb. Cv.,
                 7.500%, 12/01/06 .............     238,500
                                               ------------
                                                    238,500
                                               ------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)

    PRINCIPAL                                     MARKET
     AMOUNT                                        VALUE
    ---------                                     ------

               CORPORATE BONDS (CONTINUED)
               HOTELS AND GAMING -- 0.2%
  $  300,000   Hilton Hotels Corp., Sub. Deb. Cv.,
                 5.000%, 05/15/06 .............$    289,125
                                               ------------
               PUBLISHING -- 0.0%
      66,560   Golden Books Family
                 Entertainment Inc., PIK,
                 10.750%, 12/31/04 (a) ........         998
                                               ------------
               TOTAL CORPORATE BONDS ..........     528,623
                                               ------------

      SHARES
      -------
               WARRANTS -- 0.0%
               BUSINESS SERVICES -- 0.0%
      62,500   Interep National
                 Radio Sales Inc.+ ............           0
                                               ------------
               PUBLISHING -- 0.0%
      25,000   Nation Multimedia Group+ .......       1,761
                                               ------------
               TOTAL WARRANTS .................       1,761
                                               ------------

   TOTAL INVESTMENTS -- 100.0%
     (Cost $141,527,730) ...................... 127,743,605

   OTHER LIABILITIES IN EXCESS OF ASSETS ......    (135,606)

   PREFERRED STOCK
     (926,025 preferred shares outstanding) ... (23,150,625)
                                               ------------
   NET ASSETS -- COMMON STOCK
     (14,284,953 common shares outstanding) ... 104,457,374
                                               ============
   NET ASSET VALUE PER COMMON SHARE
     (104,457,374 (DIVIDE)
     14,284,953 shares outstanding) ...........       $7.31
                                                      =====

    PRINCIPAL                      SETTLEMENT  NET UNREALIZED
     AMOUNT                           DATE      APPRECIATION
    ---------                      ----------  -------------
               FORWARD FOREIGN EXCHANGE
               CONTRACTS -- 0.0%
               Deliver Hong Kong Dollars in
                 exchange for
  $7,790,000(b)  USD 998,270 ....... 08/01/03  $       (180)
                                               ============

-------------------
            For Federal tax purposes:
            Aggregate cost ....................$141,527,730
                                               ============
            Gross unrealized appreciation .....$ 18,390,899
            Gross unrealized depreciation ..... (32,175,024)
                                               ------------
            Net unrealized depreciation .......$(13,784,125)
                                               ============
---------------
   (a)   Security in default.
   (b)   Principal amount denoted in Hong Kong Dollars.
   (c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2003, the market value of Rule 144A securities amounted to $2,040,000 or 1.60% of total net assets.
   (d) Securities fair valued under procedures established by the Board of Directors.
   +     Non-income producing security.
   ++    Represents annualized yield at date of purchase.
   ADR - American Depository Receipt.
   PIK - Paid in Kind.
   USD - United States Dollars.

                                       % OF
                                      MARKET      MARKET
                                       VALUE       VALUE
                                      ------      ------
      GEOGRAPHIC DIVERSIFICATION
      United States ..................  75.3%  $ 96,150,812
      Europe .........................  10.6     13,609,464
      Asia/Pacific ...................   6.1      7,771,188
      Latin America ..................   4.1      5,280,603
      Canada .........................   3.9      4,931,538
                                       ------  ------------
      Total Investments .............. 100.0%  $127,743,605
                                       ======  ============

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

  It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

  Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at 1 (800) 336-6983.

  SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

  If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

  The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

  The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

  The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

  The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

  Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

  For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

                             DIRECTORS AND OFFICERS
                       THE GABELLI GLOBAL MULTIMEDIA TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
   CHAIRMAN & CHIEF INVESTMENT OFFICER,
   GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
   PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

James P. Conn
   FORMER MANAGING DIRECTOR & CHIEF INVESTMENT OFFICER,
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
   PRESIDENT & CHIEF EXECUTIVE OFFICER,
   AMERICAN GAMING ASSOCIATION

Karl Otto Pohl
   FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
   CERTIFIED PUBLIC ACCOUNTANT
   PROFESSOR EMERITUS, PACE UNIVERSITY

Werner J. Roeder, MD
   VICE PRESIDENT/MEDICAL AFFAIRS
   LAWRENCE HOSPITAL CENTER

Salvatore J. Zizza
   CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.


OFFICERS

Bruce N. Alpert
   PRESIDENT

Gus Coutsouros
   VICE PRESIDENT & TREASURER

Peter W. Latartara
   VICE PRESIDENT

Steven D. LaRosa
   VICE PRESIDENT

James E. McKee
   SECRETARY

INVESTMENT ADVISER
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1422

CUSTODIAN, TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company

COUNSEL
Willkie Farr & Gallagher

STOCK EXCHANGE LISTING
                           COMMON    7.92% PREFERRED
                           ------    ---------------
NYSE-Symbol:                 GGT         GGT Pr
Shares Outstanding:      14,284,953      926,025

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
  For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its common stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Multimedia Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
ONE CORPORATE CENTER
RYE, NY  10580-1422
(914) 921-5070
WWW.GABELLI.COM

                                                            FIRST QUARTER REPORT
                                                            MARCH 31, 2003

                                                                     GBFMT 03/03